NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO -- March 19, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended February 28, 2025:

	February
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change
Net premiums written	$6,684	$5,720	17%
Net premiums earned	$6,036	$5,129	18%
Net income	$928	$737	26%
Per share available to common shareholders	$1.58	$1.24	28%
Total pretax net realized gains (losses) on securities	$(110)	$80	(238)%
Combined ratio	82.6	86.8	(4.2)	pts.
Average diluted equivalent common shares	587.6	587.3	0%

	February
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	9,950	8,462	18
Direct – auto	14,395	11,541	25
Special lines	6,568	6,019	9
Property	3,556	3,164	12
Total Personal Lines	34,469	29,186	18
Commercial Lines	1,151	1,098	5
Companywide	35,620	30,284	18

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended February 28, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$6,684

Revenues:
Net premiums earned	$6,036
Investment income	259
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(20)
Net holding period gains (losses) on securities	(90)
Total net realized gains (losses) on securities	(110)
Fees and other revenues	94
Service revenues	34
Total revenues	6,313

Expenses:
Losses and loss adjustment expenses	3,779
Policy acquisition costs	453
Other underwriting expenses	845
Investment expenses	3
Service expenses	37
Interest expense	23
Total expenses	5,140

Income before income taxes	1,173
Provision for income taxes	245
Net income	928

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	672
Total comprehensive income (loss)	$1,600

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended February
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$13,165	$11,216

Revenues:
Net premiums earned	$12,622	$10,515
Investment income	527	401
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(26)	(91)
Net holding period gains (losses) on securities	25	188
Total net realized gains (losses) on securities	(1)	97
Fees and other revenues	189	152
Service revenues	69	51
Total revenues	13,406	11,216

Expenses:
Losses and loss adjustment expenses	7,993	7,265
Policy acquisition costs	950	804
Other underwriting expenses	1,770	1,234
Investment expenses	5	3
Service expenses	73	57
Interest expense	46	46
Total expenses	10,837	9,409

Income before income taxes	2,569	1,807
Provision for income taxes	524	369
Net income	2,045	1,438

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	835	(361)
Total comprehensive income (loss)	$2,880	$1,077

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
February 2025
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	Current	Year-to-Date
	Month	2025	2024

Net income	$928	$2,045	$1,438
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$928	$2,045	$1,421
Per common share:
Basic	$1.58	$3.49	$2.43
Diluted	$1.58	$3.48	$2.42

Comprehensive income (loss)	$1,600	$2,880	$1,077
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$1,600	$2,880	$1,060
Per common share:
Diluted	$2.72	$4.90	$1.81

Average common shares outstanding - Basic	586.1	586.0	585.4
Net effect of dilutive stock-based compensation	1.5	1.7	1.9
Total average equivalent common shares - Diluted	587.6	587.7	587.3

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.4%	2.0%	(0.2)%
Common stocks	(1.9)%	1.1%	6.5%
Total portfolio	1.2%	2.0%	0.1%

Pretax annualized investment income book yield	3.9%	4.0%	3.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended February 28, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,429	$3,257	$242	$5,928	$756	$6,684
% Growth in NPW[1]	16%	23%	3%	19%	0%	17%
Net Premiums Earned	$2,185	$2,765	$242	$5,192	$844	$6,036
% Growth in NPE[1]	17%	24%	7%	20%	5%	18%

GAAP Ratios
Loss/LAE ratio	60.3	65.1	28.8	61.4	68.6	62.4
Expense ratio	18.2	21.1	29.5	20.3	19.4	20.2
Combined ratio	78.5	86.2	58.3	81.7	88.0	82.6
Net catastrophe loss ratio[2]	0.3		(4.5)	0	0.1	0

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$50
Current accident year						(3)
Calendar year actuarial adjustment	$10	$12	$18	$40	$7	$47

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$50
All other development						71
Total development						$121

Calendar year loss/LAE ratio						62.4
Accident year loss/LAE ratio						64.4

1 Due to February 2024 having 29 days, as a result of the leap year, February 2025 growth would have been approximately 4% higher, when adjusting for the extra day.
2 Represents catastrophe losses incurred during the period, including (favorable)/unfavorable development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. The negative catastrophe loss ratio for our Personal Lines property business was primarily due to favorable development on prior years' storms.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended February 28, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$4,759	$6,444	$437	$11,640	$1,525	$13,165
% Growth in NPW	16%	25%	(1)%	20%	0%	17%
Net Premiums Earned	$4,577	$5,773	$508	$10,858	$1,764	$12,622
% Growth in NPE	20%	27%	9%	23%	6%	20%

GAAP Ratios
Loss/LAE ratio	60.8	65.3	42.0	62.4	68.0	63.1
Expense ratio	18.0	21.6	29.3	20.4	18.9	20.3
Combined ratio	78.8	86.9	71.3	82.8	86.9	83.4
Net catastrophe loss ratio[1]	0.3		3.3	0.5	0.1	0.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$71
Current accident year						20
Calendar year actuarial adjustment	$32	$31	$18	$81	$10	$91

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$71
All other development						165
Total development						$236

Calendar year loss/LAE ratio						63.1
Accident year loss/LAE ratio						65.0

1 Represents catastrophe losses incurred during the year, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

February 28, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $77,147)	$76,416
Short-term investments (amortized cost: $1,253)	1,253
Total available-for-sale securities	77,669
Equity securities:
Nonredeemable preferred stocks (cost: $683)	659
Common equities (cost: $745)	3,590
Total equity securities	4,249
Total investments[2]	81,918
Net premiums receivable	15,028
Reinsurance recoverables (including $4,245 on unpaid loss and LAE reserves)	4,534
Deferred acquisition costs	1,990
Other assets	4,170
Total assets	$107,640

Unearned premiums	$24,369
Loss and loss adjustment expense reserves	39,116
Other liabilities[2]	8,840
Debt	6,894
Total liabilities	79,219
Shareholders’ equity	28,421
Total liabilities and shareholders’ equity	$107,640

Common shares outstanding	586.2
Common shares repurchased - actual	13,195
Average cost per common share	$256.82
Book value per common share	$48.48
Trailing 12-month return on average common shareholders’ equity
Net income	36.5%
Comprehensive income	42.1%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(733)
Increase (decrease) from January 2025	$851
Increase (decrease) from December 2024	$1,057
Debt-to-total capital ratio	19.5%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of February 28, 2025, we held certain hybrid securities and recognized a change in fair value of $2 million as a realized gain during the period we held these securities.
2At February 28, 2025, we had $268 million of net unsettled security transactions classified in "other liabilities."

Monthly Commentary
•The Company has no additional commentary regarding February’s results.
Events
We plan to release March results on Wednesday, April 16, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.